LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED JUNE 22, 2018 TO THE

STATUTORY PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

DATED MARCH 1, 2018 OF

LEGG MASON EMERGING MARKETS DIVERSIFIED CORE ETF AND

LEGG MASON EMERGING MARKETS LOW VOLATILITY HIGH DIVIDEND ETF

(EACH, “THE FUND”)

Effective June 22, 2018, the following disclosure is added to the Fund’s Statutory Prospectus and Statement of Additional Information.

1.	The following disclosure is added to the fund’s Statutory Prospectus under the “More on risks of investing in the fund/funds”:

Risks of Investments in China A-shares through the Stock Connect Program. The fund may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (“Connect Program”). Trading through the Connect Program is subject to a number of restrictions that may affect the fund’s investments and returns. For example, the Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. Investments made through the Connect Program are subject to trading, clearance and settlement procedures that are relatively new and the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In the event that the relevant systems fail to function properly, trading in China A-shares through the Connect Program could be disrupted. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible for the Underlying Index’s service providers, and the Underlying Index may not be able to include China A-shares. In such cases, the fund’s Underlying Index will not include China A-shares, and the fund’s performance could be adversely affected.

2.	The following disclosure is added to the fund’s Statement of Additional Information.

Risks of Investments in China A-shares through the Stock Connect Program. The fund may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (“Connect Program”). The Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai or Shenzhen market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Program could be disrupted. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible for the Underlying Index’s service providers, and the Underlying Index may not be able to include China A-shares. In such cases, the fund’s Underlying Index will not include China A-shares, and the fund’s performance could be adversely affected.

The Connect Program is subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the exchanges will continue to support the Connect Program in the future. Investments in China A-shares may not be covered by the securities investor protection programs of an exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of an exchange defaults, the fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. It is currently unclear whether applicable courts would consider that the fund, rather than the nominee, is the beneficial owner of China A-shares purchased through the Connect Program. Therefore, the fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. The fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons. Similarly, the fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China. Because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. In addition, it is not currently clear whether all accounts managed by an adviser and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that the fund’s profits may be subject to these limitations.

Please retain this supplement for future reference.

ETFF460513

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